UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

UNISOURCE ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

(An Arizona Corporation)	1-13739	86-0786732
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

TUCSON ELECTRIC POWER COMPANY
(Exact name of registrant as specified in its charter)

(An Arizona Corporation)	1-5924	86-0062700
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Church Avenue, Suite 100 Tucson, AZ	85701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 571-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 6, 2008, UniSource Energy Corporation (“UniSource Energy”) issued a press release announcing earnings for the quarter ended September 30, 2008 for UniSource Energy and Tucson Electric Power Company.  A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

Exhibit 99       UniSource Energy Corporation Press Release, dated November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2008

UNISOURCE ENERGY CORPORATION
(Registrant)

/s/ Kevin P. Larson
Senior Vice President and Principal
Financial Officer

Date: November 6, 2008

TUCSON ELECTRIC POWER COMPANY
(Registrant)

/s/ Kevin P. Larson
Senior Vice President and Principal
Financial Officer

EXHIBIT INDEX

Exhibit 99       UniSource Energy Corporation Press Release, dated November 6, 2008